MAY

08

May 2008

Statements made in this presentation may constitute forward looking statements and are made pursuant to the Safe Harbor Provision of the Private Securities Litigation Reform Act of 1995. Forward looking statements are based largely on expectations and are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with economic, competitive and other factors affecting the Company and its operations, markets, products and services, as well as the risk that growth and profitability will not occur as anticipated; the Company may be unable to sell notes receivable on satisfactory terms, if at all, adversely impacting the Company’s liquidity and profitability; the performance of the Company’s vacation ownership notes receivables may deteriorate in the future; the Company may not be in a position to draw down on its existing credit lines or may be unable to renew or replace such lines of credit; real estate inventories, notes receivable, retained interests in notes receivable sold or other assets will be determined to be impaired in the future; risks relating to pending or future litigation, claims and assessments; that the Company will not be able to acquire land or identify new projects, as anticipated; sales and marketing strategies related to new Resorts and Communities properties will not be as successful as anticipated; new Resort and Communities properties will not open when expected, will cost more to develop or may not be as successful as anticipated; the relationship with Cedar Fair Theme Parks will not be put in place or be as successful as anticipated; retail prices and homesite yields for Communities properties will be below the Company’s estimates; cost of sales will not be as expected; sales to existing owners will not continue at current levels; deferred sales will not be recognized to the extent or at the time anticipated; and the risks and other factors detailed in the Company’s SEC filings, including its most recent Annual Report on Form 10-K filed on March 3, 2008, and Form 10-Q filed on May 9, 2008.

Safe Harbor

Since 1994, Bluegreen has grown into the fourth largest(1) publicly-
held developer and operator of vacation ownership resort properties

A leader in direct-to-consumer sales of residential homesites

Attractive demographic profile

Experienced management team

Marketing alliances with major national and regional corporations

Strong balance sheet

          (1)   Vacation Ownership World Magazine, February 2008 (Based on VOI Sales)

Investment Considerations

Resorts

Communities

March 31, 2007

March 31, 2008

Segment Sales YTD

71%

29%

81%

19%

Vacation      Ownership      Interests   sold
through    real- estate   based   Bluegreen
Vacation Club®

Approximately 186,500 owners at 3/31/08

45 in-network resorts, near  popular “drive
to” vacation destinations and Aruba

Two new resorts expected to  open in Las
Vegas and Williamsburg in summer  2008

Acquired inventory and   establishing  new
sales office in Atlantic City, NJ

Access to    18    Shell    Vacations    Club
Resorts    through  “Select    Connections”
partnership

BluegreenCorporation

RESORTS

Bluegreen Resorts

Exclusive  marketing agreement with
Bass Pro Shops®

On-site marketing operations  at  Six
Flags and Cedar Fair Theme Parks

Expansion of distribution through off-
site sales offices

Benefiting   from   sales   to  existing
owner  base,  mitigating   sales  and
marketing costs

Interest  income  generated  through
Vacation Ownership Interest
financing

BluegreenCorporation

RESORTS

Bluegreen Resorts

Quality Resorts

BluegreenCorporation

RESORTS

Leading Positions in Vacation Ownership Industry

$1,666

$1,254

$721

$454

$195

0

500

1000

1500

2000

Wyndham

Marriott

Starwood

Bluegreen

Silverleaf

VOI Sales (2007)

805,000

374,000

220,000

185,000

107,000

0

100,000

200,000

300,000

400,000

500,000

600,000

700,000

800,000

900,000

Wyndham

Marriott

Starwood

Bluegreen

Silverleaf

Owners (2007)

144

45

28

13

0

40

80

120

160

Wyndham

Marriott

Bluegreen

Starwood

Silverleaf

Resorts (2007)

Source:  Vacation Ownership World, 2007 VOI Sales Leaders/February 2008; SEC Filings

($ in millions)

60

BluegreenCorporation

RESORTS

Target market (40-59 years old) is fastest growing segment of the population

45-54 age bracket expected to grow 18% from 2000 –2010 (1)

Growing acceptance and customer satisfaction

  4.4 million households in the U.S. own timeshares (2)

  81% industry sales growth (2002-2006) (2)

2000-2010 estimated 5% market penetration in the $50,000+ income bracket

(1) Source: U.S. Census. Population 15 years and over

(2) Source: ARDA International Foundation, “2007 U.S. State of the Vacation Ownership Industry” Study

Vacation Ownership Demographic Trends

BluegreenCorporation

RESORTS

Age:  51 years old

Marital status:  Married

Children in the home:  No

HH Income:  $83,000

Length of residence:  9 Years

Occupation:  Prof/Tech

The Typical Bluegreen Owner

9

BluegreenCorporation

RESORTS

Average Attributes:

U.S. Timeshare Sales

1

2

3

4

5

6

7

8

9

1990

1991

1992

1993

1994

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

U.S. Timeshare Sales (a)

Sources:  (a) Ragatz Associates, American Economics Group, AIF; 2006 sales from Ernst & Young, LLP

$

$10.0 BN

Opportunity:  BXG’s 2006 Timeshare sales = 4% of total U.S. industry sales

BluegreenCorporation

RESORTS

$1.52

$1.81

$2.24

$2.53

$1.31

$1.38

0

1

2

3

4

5

6

7

8

9

10

2001

2002

2003

2004

2005

2006

Average Annual Rate
of Inflation

Source:  inflationdata.com

Average Annual
Unemployment Rate

Source: Economagic.com

Unleaded Regular

Per Gallon, Including

Taxes

Source: U.S. DOE

2.68%

2.83%

1.59%

2.27%

4.74%

5.78%

6.0%

5.51%

($ in billions, except price per gallon / percentage)

Resilient Industry Growth

3.39%

5.10%

3.24%

4.63%

BluegreenCorporation

RESORTS

Overall flexibility
Quality
Credibility
External exchange
Internal exchange
Liked resort, amenities, unit
Location of resort
Save money on future vacations
Opportunity to own at affordable price
Treatment during sales presentation

colorfulplacestoliveandplay

(1)

Source:  Resort Timeshare Consumers: Who They Are, Why They Buy, 2006 Edition, Ragatz Associates

Top 10 Purchase Motivations of Recent Timeshare Buyers (1)

88%

82%

74%

73%

73%

68%

68%

67%

58%

58%

BluegreenCorporation

RESORTS

Members’ ownership is conveyed through a deeded real estate interest in a specific resort unit and week which is held in a bankruptcy-remote trust on the members’ behalf

Members’ ownership is in perpetuity and can be sold, bequeathed or otherwise conveyed to third parties

Members’ beneficial usage rights consist of an annual or biennial allotment of vacation points that can be used for varying length of stays at any of 45 in-network resorts, 18 Shell Vacations Club Resorts through Select Connections partnership or can be indirectly exchanged for stays at over 3,700 resorts in over 100 countries through Resort Condominiums International, LLC (RCI), the largest vacation ownership exchange company

Bluegreen Vacation Club

BluegreenCorporation

RESORTS

Example A                         4  Nights  in a  two-bedroom  vacation  home at  The  Fountains  resort in Orlando, Florida (Red
                                  Season – Monday through Thursday)

                                   Plus 3 nights in a one-bedroom vacation villa in MountainLoft™ in Gatlinburg, Tennessee (Red
                                  Season – Thursday through Saturday)

  Example B                       7  nights in a  one-bedroom vacation villa at the Pono Kai Resort in Kapa’a, Kauai, Hawaii (Red
                                  Season)

  Example C                       3 nights in a 2 bedroom  vacation villa at The Suites at Hershey resort in Hershey, Pennsylvania
                                  (Red Season – Monday through Wednesday)

                                   Plus 2 nights in a  studio vacation villa at The  Lodge Alley Inn™ in Charleston, South Carolina
                                  (High Red Season – Friday through Saturday)

                                   Plus 3  nights  in a  one-bedroom  vacation  villa at  Mountain  Run at  Boyne™ in Boyne  Falls,
                                  Michigan (High Red Season – Tuesday through Thursday)

“What can I do with 10,000 points?”

(Source: “Bluegreen Resorts Points Guide” – January 2006)

Bluegreen Vacation Club

BluegreenCorporation

RESORTS

CANADA
WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
SC
NC
VA
WV
PA
NY
ME
FL
HI
MEXICO
bluegreen
RESORTS
Bluegreen Resorts™

colorfulplacestoliveandplay

BluegreenCorporation

RESORTS

Bluegreen Resorts

CANADA
MEXICO
SELECT CONNECTIONS™
Bluegreen Resorts™
Shell Vacations Club Resorts

colorfulplacestoliveandplay

Select Connections

BluegreenCorporation

RESORTS

The Suites at Hershey

Mountain Run at Boyne

colorfulplacestoliveandplay

BluegreenCorporation

RESORTS

RESORTS

MGM GRAND
NO ENTRY

colorful places to live and play

Bluegreen Club 36™

BluegreenCorporation

RESORTS

Multi-Faceted Sales Approach

2

3

4

8

10

10

12

13

15

18

19

21

22

21

0

5

10

15

20

25

30

1995

1996

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

2007

3/31/2008

3

4

3

4

5

4

5

7

Resort Sales Offices

Offsite Sales Offices

7

19

BluegreenCorporation

RESORTS

7

Smoky Mountain Preview Center

BluegreenCorporation

RESORTS

0

20,000

40,000

60,000

80,000

100,000

120,000

140,000

160,000

180,000

200,000

12/31/2005

12/31/2004

12/31/2003

12/31/2002

12/31/2006

185,000

171,000

12/31/2007

153,000

134,000

115,000

88,000

21

BluegreenCorporation

RESORTS

Growing Number of Resort Owners

3/31/08

186,500

24%

28%

34%

41%

0

5

10

15

20

25

30

35

40

45

50

2004

2005

2006

2007

3/31/2008

Upgrade Sales to Existing Owner Base

46%

BluegreenCorporation

RESORTS

Multi-pronged approach

Existing owners and other in-house guests

Mini-vacations

Regional partners

Kiosks and off-premises contacts

Local promotions, online, telesales

Permission marketing

Mitigates impact of “Do Not Call” lists

Bass Pro Shops

Co-branding initiative

7-year, exclusive agreement

Retail, catalogs, web site, mailing list

Six Flags, Cedar Fair Entertainment (f/k/a Paramount Parks), and
other marketing alliances

Resorts Marketing

BluegreenCorporation

RESORTS

Outdoor Traveler in Bass Pro Shops

BluegreenCorporation

RESORTS

go
see
do
WIN
CAR-CASH
Getaway

colorfulplacestoliveandplay

Getaway Station

BluegreenCorporation

RESORTS

SFAS 152

Revenues from Resorts sales are deferred based on Sampler Program and sales incentives

Marketing costs are not deferred

Provision for loan losses – netted against sales

As of March 31, 2008, approximately $29.7 million and $17.5 million of
Resorts sales and profits, respectively, were deferred under SFAS
152.

Underlying financial strength not expected to be affected

Timeshare Accounting

BluegreenCorporation

RESORTS

$311

$358

$399

$454

$87

$90

$0

$50

$100

$150

$200

$250

$300

$350

$400

$450

$500

2004

2005

2006

2007

Q1 '07

Q1 '08

($ in millions)

(a)

(a)

(a) Reflects impact of SFAS No. 152

27

Resort Sales

BluegreenCorporation

RESORTS

(a)

(a)

Bluegreen Resorts Cost of Sales

24%

22%

21%

23%

21%

21%

0

5

10

15

20

25

30

2004

2005

2006

2007

Q1 '07

Q1 '08

(a) (b)

(a) (b)

(a)

Reflects impact of SFAS No. 152

(b)

As a percentage of gross sales (prior to the impact of estimated uncollectible VOI notes receivable and gain on sale of notes receivable)

28

BluegreenCorporation

RESORTS

(a) (b)

(a) (b)

72%

63%

58%

58%

52%

53%

55%

57%

55%

61%

62%

0%

10%

20%

30%

40%

50%

60%

70%

80%

FY 2000

FY 2001

FY 2002

CY 2002

CY 2003

CY 2004

CY 2005

CY 2006

CY 2007

Q1 '07

Q1 '08

Bluegreen Resorts Selling and Marketing Costs

(a)

Reflects impact of SFAS No. 152

(b)

As a percentage of gross sales (prior to the impact of estimated uncollectible VOI notes receivable and gain on sale of notes receivable)

29

BluegreenCorporation

RESORTS

(a) (b)

(a) (b)

(a) (b)

(a) (b)

$51

$60

$54

$70

$7.7

$5.8

$0

$10

$20

$30

$40

$50

$60

$70

$80

2004

2005

2006

2007

Q1 '07

Q1 '08

(1)

Operating profit prior to the allocation of corporate overhead, interest income, other income (expense), interest expense, income taxes, minority interest, and cumulative effect of change in accounting principle.  Pro forma before the adoption of SFAS 152 also excludes provision for loan losses and gain on sale of receivables.

(2)

Reflects impact of SFAS No. 152

($ in millions)

(2)

(2)

30

BluegreenCorporation

RESORTS

Resorts Field Operating Profit (1)

(2)

(2)

Expand sales distribution infrastructure

New Resorts markets: Las Vegas, Williamsburg, Atlantic City

New off site markets: Chicago, Atlanta

Expand capacity in existing markets: Smoky Mountains, Myrtle Beach,
Wisconsin Dells

Broaden portfolio of properties to accommodate growing owner base

New family and destination-area Resorts

Expand popular existing Resorts properties

New experiential Resorts properties

Leverage brand by expanding marketing channels

Increase benefits of ownership

Points are fungible currency which may be used for other leisure experiences

Continued technology innovation

Strengthen financing relationships

Resorts Growth Strategies

BluegreenCorporation

RESORTS

Direct-to-consumer sales of
residential homesites

Deed restricted communities

“Exurbia” in southeastern and
southwestern United States

BluegreenCorporation

COMMUNITIES

Bluegreen Communities

Certain properties include golf
courses designed by PGA
champions

Primarily a cash business

Pre-sales possible through
combination of bonding to
completion and corporate
guaranty

33

Bluegreen Communities

BluegreenCorporation

COMMUNITIES

Concentrated Communities Footprint

BluegreenCorporation

COMMUNITIES

Sanctuary Cove at  St. Andrews Sound

Lake Ridge at Joe Pool Lake

The Bridges at Preston Crossings

BluegreenCorporation

COMMUNITIES

Fred Couples’ designed or signature courses

Carolina National Golf Club™

Sanctuary Cove at St. Andrews Sound™

Chapel Ridge™ (in development)

The Bridges at Preston Crossings™ (in development)

Curtis Strange designed course

Brickshire™

“Best Places to Play, 2004-2005” (Golf Digest)

Davis Love III designed course

The Preserve at Jordan Lake™

“Top 100 Best Residential Golf Courses” (Golfweek, 2005)

Bluegreen Golf Communities

BluegreenCorporation

COMMUNITIES

$192

$192

$164

$129

$35

$21

0

20

40

60

80

100

120

140

160

180

200

220

2004

2005

2006

2007

Q1 ‘07

Q1 ‘08

($ in millions)

Bluegreen Communities Sales

BluegreenCorporation

COMMUNITIES

Bluegreen Communities Cost of Sales

52%

55%

52%

51%

0

10

20

30

40

50

60

70

2004

2005

2006

2007

Q1 ‘07

Q1 ‘08

49%

38

BluegreenCorporation

COMMUNITIES

55%

19%

17%

17%

22%

15%

0%

5%

10%

15%

20%

25%

30%

2004

2005

2006

2007

Q1 ‘07

Q1 ‘08

Bluegreen Communities Selling and Marketing Expenses

39

BluegreenCorporation

COMMUNITIES

25%

$38

$36

$24

$8.8

$3.9

$0

$10

$20

$30

$40

$50

$60

2004

2005

2006

2007

Q1 ‘07

Q1 ‘08

Bluegreen Communities Field Operating Profit (1)

$47

(1)      Operating profit prior to the allocation of corporate overhead, interest income, other income (expense), interest expense, income taxes, and minority interest.

BluegreenCorporation

COMMUNITIES

Significant sales in 2004-05 led to earlier than expected sell-out of some communities.

Changing market dynamics have led to a change in strategy, beginning in late 2007.

Selectively acquire new properties in desirable markets and focus on maintaining profitability.

Communities’ Operations & Strategy

BluegreenCorporation

COMMUNITIES

Q1 2008 Financial Results

$631

$684

$673

$147

$691

$0

$100

$200

$300

$400

$500

$600

$700

2004

2005

2006

2007

Q1 ‘07

Q1 ‘08

($ in Millions.  Includes revenue from all sources.)

Total Revenue

(a)

(a)

(a)

(a) Reflects impact of SFAS No. 152

(a)

$139

$1.43

$1.49

$1.10

$1.02

$0.17

$0.04

$0.00

$0.20

$0.40

$0.60

$0.80

$1.00

$1.20

$1.40

$1.60

$1.80

$2.00

2004

2005

2006

2007

Q1 ‘07

Q1 ‘08

Earnings Per Share

(a)(b)

(a)

(a)

(a)

Reflects impact of SFAS No. 152

(b)

Before cumulative effect of change in accounting principle

(a)

The state of the economy in general and deterioration of  the residential real estate market and consumer confidence may
adversely impact our business.

Resorts   growth   will   require   expansion  into   new  sales
markets, which will require capital.

Tightening  credit  markets   could  impact   the   costs   and
availability of capital.

Bluegreen Resorts acquisitions require significant lead times to have a potentially meaningful impact on earnings.

Challenges

Challenges

Resorts marketing efficiency and effectiveness requires periodic adaptation to changing conditions.

Bluegreen    Communities    are    absorbed   at   varying   rates,
depending on the market and market conditions.

Additional  acquisitions  beyond those completed  to date will be necessary to stabilize sales for Bluegreen Communities.
Acquisition efforts will be focused on opportunistic purchases in select markets.

Appendix:

Financial Position and Liquidity

Condensed Consolidated Balance Sheets

March 31,

December 31,

2008

2007

ASSETS

(unaudited)

Cash and cash equivalents (unrestricted)

$

75,351

$

125,513

Cash and cash equivalents (restricted)

21

,

740

19,460

Total cash and cash equivalents

97,091

144,973

Contracts receivable, net

23,270

20,532

Notes receivable, net

151,022

160,665

Prepaid expenses

18,899

14,824

Other assets

24,003

23,405

Inventory, net

459,694

434,968

Retained interests in notes receivable sold

142,029

141,499

Property and equipment, net

95,582

94,421

Goodwill

4,291

4,291

Total assets

$

  1,015,881

$

1,039,578

LIABILITIES AND SHAREHOLDERS’ EQUITY

Accounts payable

$

 38,454

$

38,901

Accrued liabilities and other

66,

144

60,421

Deferred income

38,410

36,559

Deferred income taxes

98,

359

98,362

Receivable-backed notes payable

44,327

54,999

Lines-of-

credit and notes payable

210,163

176,978

10.50% senior secured notes

-

55,000

Junior subordinated debentures

110,827

110,827

Total liabilities

606,684

632,047

Minority interest

23,2

61

22,423

Total shareholders’ equity

385,

936

         385,108

Total liabilities and shareholders’ equity

$

1,015,881

$    1,039,578

$154

$174

$261

$314

$353

$385

$386

$0

$50

$100

$150

$200

$250

$300

$350

$400

Dec '02

Dec '03

Dec '04

Dec '05

Dec '06

Dec '07

Mar. '08

Shareholders’ Equity

Debt -To-Equity Ratio

($ in millions)

Key Financial Metrics

1.5

2.1

1.0

0.7

0.8

1.0

0.9

0.0

0.5

1.0

1.5

2.0

2.5

Dec '02

Dec '03

Dec '04

Dec '05

Dec '06

Dec '07

Mar '08

$216

$229

$244

$267

$68.6

0

50

100

150

200

250

300

Finance  approximately  95%  of
Vacation    Ownership    Interest
purchases

VOI          receivables          yield
approximately   15%     per  year,
generating significant interest
income

Owners are required to  make  at
least   10%   down   payment   of
sales price in cash or equity and
finance balance over 10 years

In-house        servicing     of    all
receivables

Significant    cash       generation
potential through the sale of
receivables portfolio

Average Yield

15%

Average Cost

8%

Spread

7%

Aggregate Principal of Notes Receivable Sold

(in millions)

Receivables Financing Program

     2004                2005                 2006                 2007              Q1 ‘08

Credit Facilities
($ in 000s)

Corporate

         Wachovia                              General Corp. Revolver                                    $  20,000                 $   10,551          $  9,449     (A)

Resorts Division

            GMAC                                     Construction / A&D Facility                              150,000                      98,300                  51,700

           BB&T                                       Receivables Purchase Facility                     150,000                        9,700               140,300  (B)(C)

            GE                                              Big Cedar Receivables Facility                        45,000                      22,100                  22,900  (B)

            Wellington/Liberty   Receivable Hypothecation Facility              75,000                              -0-                    75,000  (B)(D)

          Textron                                   Construction / A&D Facility                                  75,000                      29,200                  45,800  (B)(E)

Communities Division

            GMAC                                     Land & Golf Course Facility                                75,000                     73,800                      1,200  (B)

            Foothill                                    Construction / A&D / Receivable                   25,000                          872                      24,128  (D)

                                                                                                                                                              Facility                            Amount                  Amount

        Lender                                                  Type                                                          Amount                 Outstanding          Available

                                                                                                                               As of March 31, 2008

(A)

Unsecured

(B)

Facility amount is revolving, so additional availability is generated as the amount outstanding is repaid.

(C)

On-balance sheet, non-recourse (except for representations and warranties).

(D)

In Process. There can be no assurances that these facilities will be consummated.

(E)

Entered into in April 2008.  Subject to a $100 million enterprise relationship limit with Textron, including securitization investments

MAY

08

May 2008